Exhibit 10.1

Amended and Restated
Subscription Agreement

AMENDED AND RESTATED
SUBSCRIPTION AGREEMENT

OverNear, Inc.
9595 Wilshire Boulevard, Suite 900
Beverly Hills, CA 90212
Attn: Bill Glaser, President

Ladies and Gentlemen:

1.           Subscription.  The undersigned (the “Purchaser”), intending to be legally bound, hereby agrees to purchase from OverNear, Inc., a Nevada corporation (the “Company”), the number of Units (as defined below) of the Company set forth on the signature page hereof at a purchase price of $25,000 per Unit.  This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Amended and Restated Subscription Agreement (this “Subscription Agreement”) and the Confidential Private Placement Memorandum, dated August 6, 2012, as supplemented by Supplement No. 1, dated November 5, 2012, and as may be further amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum,” and, together with this Subscription Agreement, the “Offering Documents”) and relating to the offering (the “Offering”) by the Company of up to a maximum of 134 Units ($4,020,000) (the “Maximum Amount”).  Each Unit (individually a "Unit" and collectively the "Units") is being offered at a price of $30,000 per Unit and consists of (i) 120,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (“Preferred Stock” or the “Shares”) and (ii) five-year Common Stock Purchase Warrants (“Investor Warrants”) to purchase up to 120,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.50 per share.  We sometimes refer to the Units, Shares, Warrant Shares and Investor Warrants collectively as the “Securities.”  The Units are being offered through Portfolio Advisors Alliance, Inc. (“PAA”) and other registered broker-dealers that the Company may retain from time to time (each a “Placement Agent” and collectively, including, without limitation, PAA, the “Placement Agents”) and their respective selected dealers, if any, on a “reasonable efforts, no minimum” basis.  Accordingly, this Offering is being conducted with no minimum number of Units required to be sold as a condition to consummate any closings hereunder.  The minimum subscription for a Purchaser in the Offering is one Unit ($30,000); provided, however, that Placement Agent and the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.  The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

2.           Payment.  The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to “Signature Bank, Escrow Agent for OverNear, Inc.” in the full amount of the purchase price of the Units being subscribed for.  Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest, or offset if this Subscription Agreement is not accepted by the Company or the Offering is terminated pursuant to its terms or by the Company or the Placement Agent.  Together with a check for, or wire transfer of, the full purchase price, the Purchaser is delivering (i) a completed and executed Signature Page to this Subscription Agreement and (ii) an Accredited Investor Certification and Investor Profile, which are annexed hereto.

3.           Deposit of Funds.  All payments made as provided in Section 2 hereof shall be deposited by the Company or the Placement Agent as soon as practicable with the Escrow Agent, in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the occurrence of a closing (the initial closing is hereinafter referred to as the “First Closing”), (b) the rejection of such subscription, or (c) the termination of the Offering.  The Company and the Placement Agent may continue to offer and sell the Units and conduct additional closings after the First Closing (each, a “Closing”) until termination of the Offering.  In the event that the Company does not effect a Closing, on or before December 31, 2012 (the “Offering Period”), the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser.  If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest accrued thereon.

4.           Acceptance of Subscription.  The Purchaser understands and agrees that the Company and/or the Placement Agent, each in their sole discretion, reserve the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Placement Agent (on behalf of the Purchaser) an executed copy of this Subscription Agreement.  If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.           Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the Securities offered pursuant to the Offering Documents or the Common Stock issuable upon conversion of the Shares (“Conversion Shares”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  The Purchaser understands that the offering and sale of the Securities contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the truth and accuracy of, and compliance with, representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b)           The Purchaser acknowledges that it and its attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), have received the Offering Documents, either in hard copy or electronically, and all other documents requested by the Purchaser and/or its Advisors, have carefully reviewed them and understands the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Subscription Agreement, have had access to the same kind of information as would be available in a registration statement filed by the Company under the Securities Act.  Purchaser’s decision to enter into this Subscription Agreement and the other Transaction Documents (as defined herein) has been made based solely on the independent evaluation of the Purchaser and its Advisors, if any;

(c)           Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission or other regulatory body has approved the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Offering Documents.  Any representation to the contrary is a criminal offense.  The Offering Documents have not been reviewed by any federal, state or other regulatory authority.  The Securities, and the Conversion Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom;

(d)           All documents, records, and books pertaining to the investment in the Securities (including, without limitation, the Offering Documents) have been made available, subject to certain confidentiality restrictions, for inspection by the Purchaser and its Advisors, if any;

(e)           The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser and its Advisors, if any, and the Purchaser and its Advisors have had access, through the Memorandum and/or the EDGAR system, to true and complete copies of the Company’s most recent Annual Report on Form 10-K for the 2011 fiscal year (the “10-K”) and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, since the filing of the 10-K and prior to the date hereof and has had the opportunity to review such filings;

(f)           In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Offering Documents;

(g)           The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Units directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, filing with the SEC (including, without limitation, any registration statement that is currently pending or may be filed with the SEC during the Offering Period), article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet (including without limitation, internet “blogs,” bulletin boards, discussion groups or social networking sites), in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)           The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions and other compensation to be paid by the Company to the Placement Agent or as otherwise described in the Offering Documents);

(i)           The Purchaser's decision to enter into this Subscription Agreement has been made based solely on the independent evaluation of the Purchaser and its own Advisors, if any, and the Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)           The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors, if any;

(k)           The Purchaser is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an affiliate of a such a broker-dealer or any person engaged in a business that would require it to be registered as a broker-dealer. In the event such Purchaser is a member of FINRA, or associated or affiliated with a member of FINRA, such Purchaser agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Securities.

(l)           The Purchaser is acquiring the securities comprising the Units, and upon conversion of the Preferred Stock, the Conversion Shares and upon exercise of the Investor Warrants, the Warrant Shares, solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part.  The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities or Conversion Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(m)           The purchase of the Units represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company and is in a position to sustain a loss of their entire investment.  The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the Securities or the Conversion Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the Securities and Conversion Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's books.  Stop transfer instructions will be placed with the transfer agent of the Securities and Conversion Shares, if any, or with the Company.  There can be no assurance that there will be any market for resale of the Units, the Securities or the Conversion Shares.  The Company has agreed that purchasers of the Securities will have, with respect to the Conversion Shares and the Warrant Shares, the registration rights described herein;

(n)           The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time;

(o)           The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Offering Documents, and, in particular, acknowledges that the Company has a limited operating history and limited assets, the Company has not had any revenues from product sales to date, the Company has incurred loses since its inception, and that the Company's independent registered public accounting firm has included an explanatory paragraph in its opinion on the Company’s financial statements for the fiscal years ended December 31, 2011, expressing doubt as to the Company's ability to continue as a going concern;

(p)           The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor Certification and Investor Profile attached hereto;

(q)           The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of any law applicable to it or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units and the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(r)           The Purchaser and the Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Offering Documents and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company to the full satisfaction of the Purchaser and the Advisors, if any;

(s)           Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities underlying the Units;

(t)           The Purchaser has significant prior investment experience, including investments in high risk securities.  The Purchaser is knowledgeable about investments in unregistered and restricted securities of developing and emerging growth companies such as the Company.  The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive.  The investment is a suitable one for the Purchaser;

(u)           The Purchaser is satisfied that it has received adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(v)           The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Offering Documents were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed and will not be updated by the Company and should not be relied upon;

(w)           No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Offering Documents;

(x)           Within five (5) business days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;

(y)           The Purchaser’s substantive relationship with the Company, the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Company’s, Placement Agent’s or such subagent's contact with the Purchaser regarding an investment in the Units;

(z)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(aa)           The Purchaser understands that affiliates and/or employees of the Placement Agent (i) will receive the compensation set forth elsewhere in the Offering Documents in connection with the Offering and (ii) may, but are not obligated to, purchase Units in the Offering and all such Units purchased shall be included in calculating whether the Maximum Amount of the Offering has been obtained.

(bb)           (For ERISA plans only)    The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(cc)           The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;
(dd) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(ee) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(ff)           If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

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1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

6.           Representations, Warranties and Covenants of the Company.  The Company hereby represents, warrants, acknowledges and agrees as follows:

(a)           Organization, Good Standing and Qualification.  (a)  The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company has no subsidiaries.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its  ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a material adverse effect on (i) the assets, liabilities, results of operations, financial condition or business, or prospects of the Company or (ii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”).

(b)           Authorization; Enforceability. The Company has all corporate power and authority to (i) conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), (ii) enter into and perform its obligations under this Subscription Agreement (the “Subscription Agreement”), the Investor Warrants substantially in the form of Annex B to the Memorandum, and the other agreements contemplated hereby (this Subscription Agreement, the Warrants, and the other agreements contemplated hereby, are collectively referred to herein as the “Transaction Documents”), and (iii) issue, sell and deliver the Securities and Conversion Shares.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors.  This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           Disclosure.  The information set forth in the Offering Documents as of the date thereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(d)           Registration Statement.  The Company has agreed to use its commercially reasonable efforts to file a registration statement on Form S-1 or such other available form (the “Registration Statement”) within sixty (60) days following the Final Closing (the “Filing Date”) and use its best efforts to have the Registration Statement declared effective by the earlier of 5 days after notice by the SEC that it may be declared effective or 150 days from the Filing Date.  In the event that the Registration Statement is not filed by the Filing Date or is not declared effective by the SEC for any reason on a timely basis, the Company will incur monthly liquidated damages, payable to Investors in cash, in an amount equal to one (1.0%) percent of the purchase price of the Units, on a pro rata basis on the amount of each Purchaser’s investment until the Registration Statement is filed (but in no event will the maximum aggregate liquidated damages payable exceed twelve (12%) percent).

7.       Registration Rights.  Purchaser shall have the registration rights described below.

(a)            Definitions.   As used in the Subscription Agreement, the following terms shall have the following meanings.

(1)           The term “Holder” shall mean any holder of Registrable Securities.

(2)           The term “Other Registrable Securities” shall mean shares of Common Stock other than the Registrable Securities that have registration rights senior to, pari passu with or junior to, the Registrable Securities.

(3)           The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(4)           The term “Registrable Securities” shall mean (i) the Conversion Shares (or any successor security), (ii) the Warrant Shares (or any successor security) and (iii) any shares of Common Stock issuable (or issuable upon the conversion or exercise of any warrant, right or other security that is issued) pursuant to a dividend or other distribution with respect to or in replacement of any such securities; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Purchaser or a permitted transferee of a Purchaser or Holder pursuant to Section 7(j) and (D) may not be disposed of under Rule 144 under the Securities Act without restriction.

(b)           Automatic Registration rights. Within 60 days of the Final Closing, the Company shall file a resale registration statement covering the resale of the Conversion Shares and the Warrant Shares (or less than all, if the Company is limited in the number of shares that it can include on such resale registration statement by regulation or the requirements of any exchange), and use its commercially reasonable efforts to have the registration statement declared effective by the earlier of 5 days after notice by the SEC that it may be declared effective or 150 days from the Filing Date.  In the event that the registration statement is not filed on a timely basis or is not declared effective by the SEC for any reason on a timely basis, the Company will incur monthly liquidated damages, payable to Investors in cash, in an amount equal to one (1.0%) percent of the purchase price of the Units, on a pro rata basis on the amount of each Purchaser’s investment, until the registration statement is filed (but in no event will the maximum aggregate liquidated damages payable exceed twelve (12%) percent).

(c)           Registration Procedures. Whenever required under this Section 7 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(1)           Use reasonable efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the Holders selling Registrable Securities have completed the distribution described in the registration statement and (B) one year from the effective date of the registration statement.  The Company will also use its reasonable efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement. In the event that the Company becomes qualified for the use of Form S-3 or any successor form at a time when any registration statement on any other Form which includes Registrable Securities is required to be maintained hereunder, the Company shall, upon the request of any selling Holder, subject to Section 7(d), (i) as expeditiously as reasonably possible, use reasonable efforts to cause a Short-Form Registration covering such Registrable Securities to become effective and (ii) comply with each of the other requirements of this Section 7(c) which may applicable thereto. Upon the effectiveness of such Short-Form Registration, the Company shall be relieved of its obligations hereunder to keep in effect the registration statement which initially covered the Registrable Securities included in such Short-Form Registration.

(2)           Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(3)           Make available for inspection upon reasonable notice during the Company’s regular business hours by each selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement, subject to the execution of appropriate confidentiality agreements.

(4)           Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(5)           Use reasonable efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(6)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(7)           Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (and each Holder agrees to suspend any trading under the Registration Statement until such condition is abated).

(8)           Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quoted on a quotation service on which similar securities issued by the Company are then listed or quoted or, if no such similar securities are listed or quoted on a securities exchange or quotation service, apply for qualification and use best efforts to qualify such Registrable Securities for inclusion on a national securities exchange or the quotation service.

(9)           Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(10)           Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(d)           Furnish Information.                                           It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 7 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

(e)           Registration Expenses.  The Company shall bear and pay all Registration Expenses incurred in connection with any registration, filing or qualification of Registrable Securities, and shall pay the fees and expenses of one counsel to the Holders to be designated by the Placement Agent (not to exceed $10,000) with respect to reviewing the registration statement relating to such registrations pursuant to Section 7 for each Holder, but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any professional fees or costs of accounting, financial or legal advisors  to any of the Holders (except as provided above).

(f)           Rule 415 Requirements.   Notwithstanding the registration obligations set forth in this Section 7, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its commercially reasonable efforts to file amendments to the registration statement as required by the SEC and/or (iii) withdraw the registration statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC  (which shall include assistance from Placement Agent’s counsel) for the registration of all of the Registrable Securities in accordance with the SEC guidance, including without limitation, advocating that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415.  In the event the Company amends the registration statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or by SEC guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the registration statement, as amended, or the New Registration Statement.  The foregoing notwithstanding, if the Company is required to limit the number of shares that it can include in such resale registration statement or New Registration Statement by regulation or the requirements of the SEC or any exchange, then, notwithstanding the registration rights of the holders of Other Registrable Securities, the number of Registrable Securities to be included on such registration statement and New Registration Statement shall be allocated first, to the Registrable Securities, on a pro rata basis, and second, to the Other Registrable Securities, on a pro rata basis.  To the extent that after the applications set forth in the prior sentence, it remains necessary to limit the number of Registrable Securities that are to be included in such resale registration statement or New Registration Statement,  the number of Registrable Securities to be registered in such registration statements will first be reduced by the Registrable Securities represented by the Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such persons), and second by Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such persons).

(g)           Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

(h)           Indemnification.  In the event that any Registrable Securities are included in a registration statement under this Section 7:

(1)           To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(h)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or a violation of any provision of the Subscription Agreement by a Holder.

(2)           To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or a violation of any provision of the Subscription Agreement by a Holder; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 7(h)(2), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(h)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 7(h)(2) exceed the greater of the cash value of the (i) gross proceeds from the offering received by such Holder or (ii) such Holder’s investment pursuant to this Subscription Agreement as set forth on the signature page attached hereto.

(3)           Promptly after receipt by an indemnified party under this Section 7(h) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(h), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(h), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7(h).

(4)           If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(5)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(6)           The obligations of the Company and Holders under this Section 7(h) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7, and otherwise.

(i)           Reports Under Securities Exchange Act of 1934.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(1)           make and keep public information available, as those terms are understood and defined in Rule 144, at all times while the Registrable Securities are outstanding;

(2)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(3)           furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

(j)           Permitted Transferees.  The rights to cause the Company to register Registrable Securities granted to the Purchasers by the Company under this Section 7 may be assigned in full by a Purchaser or a subsequent Holder in connection with a transfer by such Purchaser or Holder of its Registrable Securities if: (a) such Purchaser or Holder gives prior written notice to the Company; (b) such transferee agrees to comply with the terms and provisions of the Subscription Agreement; (c) such transfer is otherwise in compliance with the Subscription Agreement and (d) such transfer is otherwise effected in accordance with applicable securities laws.  Except as specifically permitted by this Section 7(j), the rights of a Purchaser or a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

8.           Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9.           Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10.           Modification.  Any of the terms or provisions of this Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.           Immaterial Modifications to the Transaction Documents.  The Company may, at any time prior to the First Closing, amend the Transaction Documents if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

12.           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

13.           Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units shall be made only in accordance with all applicable laws.

14.           Applicable Law.  This Subscription Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.  Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in the state or federal courts located in New York County, New York, (2) waive any objection which they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of such courts in any such suit, action or proceeding.  Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

15.           Blue Sky Qualification.  The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.           Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the “Confidential Information”).  Any distribution of the Confidential Information to any person other than the Purchaser named above, in whole or in part, or the reproduction of the Confidential Information, or the divulgence of any of its contents (other than to the Purchaser’s tax and financial advisers, attorneys and accountants, who will likewise be required to maintain the confidentiality of the Confidential Information) is unauthorized, except that any Purchaser (and each employee, representative, or other agent of such Purchaser) may disclose to any and all persons, without limitations of any kind (except as provided in the next sentence) the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser relating to such tax treatment and tax structure.  Any such disclosure of the tax treatment, tax structure and other tax-related materials shall not be made for the purpose of offering to sell the Units offered hereby or soliciting an offer to purchase any such securities.  Except as provided above with respect to tax matters, the above named Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

18.           Miscellaneous.

(a)           The Offering Documents, together with the Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b)           The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Units hereunder.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g) The Purchaser understands and acknowledges that there may be multiple Closings for the Offering.

To subscribe for Units in the private offering of OverNear, Inc.

1.	Date and Fill in the number of Units being purchased and Complete and Sign the Amended and Restated Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to this Amended and Restated Subscription Agreement.

3.	Complete and return the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

4.
If returning forms to Portfolio Advisors Alliance, Inc. Please either scan and email all forms to skurland@allenps.com or fax all forms to Scott Kurland at (212) 867-1993.  In either case, all signed original documents should be sent to:

Portfolio Advisors Alliance, Inc.
275 Madison Avenue
Suite 1410
New York, NY  10016
Attn: Scott Kurland

If returning forms to OverNear, Inc.:  Please either scan and email all forms to bill@overnear.com or fax all forms to Bill Glaser at (310) 861-0911.  In either case, all signed original documents should be sent to:

OverNear, Inc.
9595 Wilshire Blvd.
Suite 900, Beverly Hills, CA 90212
Attn: Bill Glaser

5.	If payment is made by check, please make your subscription payment payable to the order of"Signature Bank, Escrow Agent for OverNear, Inc.”

For wiring funds directly to the escrow account, please use the following instructions:

Name:	Signature Bank
ABA Number:	026013576
SWIFT Code:	SIGNUS33
A/C Name:	Signature Bank, as Agent for
OverNear, Inc.
261 Madison Avenue, New York, New York 10016
A/C Number:	1501843217
FBO:	Investor Name: ______________________
Social Security Number: ________________
Address: ____________________________
_____________________________________

Questions regarding completion of the subscription documents should be directed to Scott Kurland at (212) 812-8900 or Bill Glaser at (310) 744-6060.

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, the Placement Agent wants to provide you with some information about money laundering and its steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What is the Placement Agent required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of its required program, the Placement Agent may ask you to provide various identification documents or other information.  Until you provide the information or documents the Placement Agent needs, we may not be able to effect any transactions for you.

OVERNEAR, INC.
SIGNATURE PAGE TO THE
AMENDED AND RESTATED
SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Amended and Restated Subscription Agreement for a total of ______ Units at a price of $30,000 Per Unit (NOTE: to be completed by subscriber) and executes the Subscription Agreement.

Subscriber also acknowledges that it has received OverNear, Inc.’s Supplement No. 1, dated November 6, 2012, to its Confidential Private Placement Memorandum, dated August 6, 2012.

Date (NOTE: To be completed by subscriber): ___________________________, 2012

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name: Title:	State of Organization

Date	Address

OVERNEAR, INC.		PORTFOLIO ADVISORS ALLIANCE, INC.

By:	/s/	By:	/s/
	Authorized Officer		Authorized Officer

OVERNEAR, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(all Individual Investors must INITIAL where appropriate):

Initial _______
I have an individual net worth, or joint net worth with my spouse, in excess of $1 million.  For purposes of the foregoing net worth calculation, I have excluded my/our primary residence as an asset and have reviewed and complied with the rules set forth in footnote 5 below in calculating my net worth.

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial_______	I am a director or executive officer of OverNear, Inc.

For Non-Individual Investors
  (all Non-Individual Investors must INITIAL where appropriate):

Initial_______
 The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial_______
The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial_______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial_______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial _______	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

Initial _______	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940

____________
5 For purposes of calculating net worth, (A) the person’s primary residence shall not be included as an asset, (B) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (C) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

OVERNEAR, INC.
Investor Profile
(Must be completed by Investor)

Section A - Personal Investor Information (Individual Investors)

Investor Name(s): _________________________________________________________________________

Individual(s) executing: ________________________________________________________

Social Security Numbers / Federal I.D. Number: _________________________________________________

Date of Birth:                                _________________                                               Marital Status:      _______________________

Joint Party Date of Birth:            _________________                                               Investment Experience (Years): __________

Annual Income:                           _________________                                               Liquid Net Worth: ____________________

Net Worth (excluding value of primary residence,
after deducting any mortgage securing such residence):  $________

Home Street Address: ______________________________________________________________________

Home City, State & Zip Code: _______________________________________________________________

Home Phone: ________________________ Home Fax: _____________________  Home Email: _________

Employer: _______________________________________________________________________________

Employer Street Address: ___________________________________________________________________

Employer City, State & Zip Code: ____________________________________________________________

Bus. Phone: __________________________ Bus. Fax: __________________________ Bus. Email: _______

Type of Business: _________________________________________________________________________

Portfolio Advisors Alliance, Inc. Account Executive, if applicable: __________________________________

Section B - Investor Information (Entity Investors)

If the investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

☐ Limited Partnership	☐ General Partnership
☐ Limited Liability Company	☐ Corporation
☐ Irrecoverable Trust: ________________________________________________________________
☐ Other form of organization: __________________________________________________________

Investor Name(s): _________________________________________________________________________

Individual(s) executing: ________________________________________________________

Social Security Numbers / Federal I.D. Number: _________________________________________________

Total Assets: _________________                                                                             Date Entity Formed:____________________

Street Address: _______________________________________________________________________________

City, State & Zip Code: _________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: __________________________ Bus. Email: ____________

Type of Business: ______________________________________________________________________________

Portfolio Advisors Alliance, Inc. Account Executive, if applicable: _______________________________________

Section C – Certificate Delivery Instructions

____ Please deliver certificate to the Employer Address listed in Section A.

____ Please deliver certificate to the Home/Business Address listed in Sections A or B, as applicable.

____ Please deliver certificate to the following address: ___________________________________________.

 Section D – Form of Payment – Check or Wire Transfer

____ Check payable to Signature Bank, As Agent for OverNear, Inc.

____ Wire funds from my outside account according to the "How to subscribe for Shares" Page.

____ Wire funds from my Portfolio Advisors Alliance, Inc. account - See Following Page.

____ The funds for this investment are rolled over, tax deferred from __________ within the allowed 60 day window.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ________

Investor Signature	Date

Co-Investor Signature	Date

Memorandum
Wire Transfer Authorization

TO:           Operations Manager
                  Portfolio Advisors Alliance, Inc. as Placement Agent for OverNear, Inc.

RE:           Client Wire Transfer Authorization
                 OVERNEAR, INC.

DATE:________________

This memorandum authorizes the transfer of the following listed funds from my Portfolio Advisors Alliance, Inc. Brokerage Account as follows:

Brokerage Account #                                            ______________________

Wire Amount                                                        $______________________

BANK NAME:                SIGNATURE BANK
ABA NUMBER:             026013576
SWIFT CODE:               SIGNUS33
A/C NAME:                    SIGNATURE BANK, AS AGENT FOR
                                          OVERNEAR, INC.
                                          261 MADISON AVENUE, NEW YORK, NEW YORK 10016
A/C Number:                  1501843217

REFERENCE:
SUBSCRIBER LEGAL NAME

TAX ID NUMBER

SUBSCRIBER ADDRESS

FBO:                                            ________________________________________________

Investment Title:                       ________________________________________________

Signature:                                   ________________________________________________

Signature:                                   ________________________________________________
(Joint Signature)